BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Supplement dated June 9, 2017 to the Statement of Additional Information (“SAI”) dated February 28, 2017, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to convert the Fund’s voluntary management fee waiver into a contractual management fee waiver. This conversion will not change the current total net expenses of the Fund. Accordingly, effective June 12, 2017, the Fund’s SAI is amended as follows:

The second and third paragraphs and accompanying tables in the section of the SAI entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

The Manager has agreed to contractually waive a portion of its management fee payable by the Fund through February 28, 2019, so that such fee is reduced for average daily net assets of the Fund as follows:

In Excess of	Not Exceeding	Rate Waived to

$0	$10 billion	0.75%

$10 billion	$15 billion	0.69%

$15 billion	$20 billion	0.68%

$20 billion	$25 billion	0.67%

$25 billion	$30 billion	0.65%

$30 billion	$40 billion	0.63%

$40 billion	$60 billion	0.62%

$60 billion	$80 billion	0.61%

$80 billion	-	0.60%

The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Fiscal Year Ended October 31,	Paid to the Manager	Waived by the Manager[1]
2016	$348,513,347	$36,114,920
2015	$407,768,884	$46,194,644
2014	$441,347,281	$52,009,197

1 In addition to the contractual arrangements described above, the Manager may voluntarily waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Shareholders should retain this Supplement for future reference.

SAI-10810-0617SUP